================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 30, 2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                333-68542            13-3633241
--------------------------------   -------------     ---------------------
   (STATE OR OTHER JURISDICTION     (COMMISSION        (I.R.S. EMPLOYER
         OF INCORPORATION)         FILE NUMBER)      IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                   10l79
------------------------------                 -------------------
       (ADDRESS OF PRINCIPAL                       (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000




================================================================================

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of April 1, 2003 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         STRUCTURED ASSET MORTGAGE
                                         INVESTMENTS INC.


                                         By: /s/ Baron Silverstein
                                            -------------------------
                                         Name:   Baron Silverstein
                                         Title:  Vice President


Dated: May 15, 2003

                                  EXHIBIT INDEX



             Item 601 (a) of Sequentially
Exhibit      Regulation S-K                Numbered
Number       Exhibit No.                   Description            Page
------       -----------                   -----------            ----
1            4                             Pooling and Servicing   5
                                           Agreement

                                    EXHIBIT 1